                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                  ------------------


                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                            Date of Report:  October 23, 1998
                                             ------------

                                  UROMED CORPORATION
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)



        Massachusetts                     000-23266              04-3104185
- -----------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                     Identification No.)


                   64 A Street, Needham, Massachusetts  02194
                   ------------------------------------------
                     Address of principal executive offices


          Registrant's telephone number, including area code: (781) 433-0033
                                                              --------------

Item 5.  Other Events

On October 14, 1998, the Registrant issued a press release announcing its move to the Nasdaq SmallCap Market.

On October 15, 1998, the Registrant's common stock moved from the Nasdaq National Market to the Nasdaq SmallCap Market via an exception from the Net Tangible Assets requirement of the maintenance criteria for continued listing on the Nasdaq National Market. While the Registrant failed to meet the Net Tangible Assets test as of October 14, 1998, the Nasdaq Listing Qualifications Panel (the "Panel") granted the Registrant a temporary exception from this standard, subject to the Registrant meeting certain conditions, including the completion of its self tender offer for $34.9 million in aggregate principal amount of its 6% Convertible Subordinated Notes due October 15, 2003
(the "Offer").

The Panel also required the Registrant to file publicy with the Securities and Exchange Commission a pro forma balance sheet evidencing adequate net tangible assets. Accordingly, the Registrant is filing herewith its unaudited pro forma condensed balance sheet as of September 30, 1998 and the notes thereto, reflecting the closing of the Offer.

          UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

The historical balance sheet at September 30, 1998 is derived from the Company's unaudited financial statements. In management's opinion, the Company's unaudited financial statements at and for the nine months ended September 30, 1998 include all adjustments (consisting of only normal recurring adjustments) necessary for a fair presentation of the Company's financial position at September 30, 1998.

The unaudited pro forma condensed balance sheet at September 30, 1998 is presented on (i) a historical basis, and (ii) as if the Company had completed the purchase of $34.9 million aggregate principal amount of its Notes under the terms of the Tender Offer that expired on October 21, 1998.

The pro forma adjustments are based upon available information and upon certain assumptions that the Company believes are reasonable. In the opinion of management, all adjustments necessary to fairly present the pro forma unaudited condensed balance sheet have been made. The unaudited pro forma condensed balance sheet is provided for informational purposes only and does not purport to be indicative of the financial results that would have been reported had such events actually occurred on the dates specified.

                            UROMED CORPORATION

                 UNAUDITED PROFORMA CONDENSED BALANCE SHEET


                                      Historical                    Pro Forma

                                     September 30,                 September 30,
                                         1998         Adjustments     1998
                                    --------------- -------------- -------------
Assets

Current assets:
 Cash, cash equivalents and
   short-term investments             $ 46,706        (17,061)(a)   $ 29,645
 Inventories                               319                           319
 Prepaid expenses and other assets       1,395                         1,395
                                    --------------- -------------- ------------
      Total current assets              48,420        (17,061)        31,359

Fixed assets, net                        5,476                         5,476
Other assets                             3,698           (991) (b)     2,707
                                    --------------- -------------- -------------

                                      $ 57,594       $(18,052)      $ 39,542
                                    =============== ============== ============

Liabilities and Stockholders' Equity / (Deficit)





Current Liabilities:
 Accounts payable                      $   545                           545
 Accrued expenses                        5,175       $    (960)(c)     4,215
                                    --------------- -------------- -------------
      Total current liabilities          5,720            (960)        4,760
                                    --------------- -------------- -------------
Convertible subordinated notes          60,670        (34,924) (d)    25,746
                                    --------------- -------------- ------------
Stockholders' equity / (deficit)
 Common Stock                          107,034                       107,034
 Treasury Stock                           (511)                         (511)
 Other stockholders' deficit          (115,319)        17,832  (e)   (97,487)
                                    --------------- -------------- -------------
       Total stockholders'
        equity / (deficit)              (8,796)        17,832          9,036
                                    --------------- -------------- -------------

                                       $57,594       $(18,052)       $39,542
                                    =============== ============== ============





              See Notes to Unaudited Pro Forma Condensed Balance Sheet

               Notes to Unaudited Pro Forma Balance Sheet


(a) The reduction in cash, cash equivalents and short-term investments represents the repurchase for $15.7 million of the $34.9 million aggregate Note principal at $450 per $1,000 principal amount, the $1.0 million of accrued interest paid on the Notes and $0.4 million of transaction fees paid.

(b) The $1.0 million reduction in other assets is the result of the write-off of unamortized deferred financing fees pertaining to the $34.9 million in aggregate Note principal repurchased.

(c) Represents the payment of accrued interest expense on the repurchased Notes from April 15, 1998 through September 30, 1998.

(d) Represents the reduction in Convertible subordinated Notes of $34.9 million for the aggregate principal amountof Notes repurchased by the Company.

(e) The increase in Other stockholder's equity is a result of the extraordinary gain on early retirement of the Notes. The gain is comprised of $19.2 million from the purchase of $34.9 million in aggregate principal of the Notes for $15.7 million in cash, partially offset by the write off of $1.0 million of unamortized deferred financing fees pertaining the the $34.9 million of principal Notes repurchased and $0.4 million of transaction fees paid.










Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit Number      Description
         --------------      -----------

              99.1 Press Release issued October 14, 1998 announcing UroMed Corporation's move to the Nasdaq SmallCap Market.

                             SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UROMED CORPORATION


Dated:  October 23, 1998                  By:  /s/Paul J. Murphy
                                            -------------------------
                                       Paul J. Murphy, Treasurer and
                                       Chief Financial Officer